                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



                                                      /s/Richard J. Campo
                                            ------------------------------------
                                                           Signature


                                                        Richard J. Campo
                                            ------------------------------------
                                                           Print Name





Dated:      March 29, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                      /s/D. Keith Oden
                                            ------------------------------------
                                                           Signature


                                                         D. Keith Oden
                                            ------------------------------------
                                                           Print Name





Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden and Richard J. Campo, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                     /s/G. Steven Dawson
                                            ------------------------------------
                                                            Signature


                                                        G. Steven Dawson
                                            ------------------------------------
                                                            Print Name




Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                      /s/William R. Cooper
                                            ------------------------------------
                                                            Signature


                                                        William R. Cooper
                                            ------------------------------------
                                                            Print Name




Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                     /s/George A. Hrdlicka
                                            ------------------------------------
                                                            Signature


                                                        George A. Hrdlicka
                                            ------------------------------------
                                                            Print Name





Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                      /s/Scott S. Ingraham
                                            ------------------------------------
                                                           Signature


                                                         Scott S. Ingraham
                                            ------------------------------------
                                                            Print Name




Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                       /s/Lewis A. Levey
                                            ------------------------------------
                                                           Signature


                                                         Lewis A. Levey
                                            ------------------------------------
                                                           Print Name





Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                     /s/F. Gardner Parker
                                            ------------------------------------
                                                           Signature


                                                        F. Gardner Parker
                                            ------------------------------------
                                                           Print Name




Dated:      March 29, 2001

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint D. Keith Oden, Richard J. Campo and G. Steven Dawson, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report (the "Annual Report") of CAMDEN PROPERTY TRUST on Form 10-K for the year ended December 31, 2000 and to sign any and all amendments to the Annual Report and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.




                                                     /s/Steven A. Webster
                                            ------------------------------------
                                                           Signature


                                                       Steven A. Webster
                                            ------------------------------------
                                                           Print Name




Dated:      March 29, 2001